UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 14, 2025
Date of Report (Date of earliest event reported)

Southern California Gas Company
(Exact name of registrant as specified in its charter)

California	1-01402	95-1240705
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West 5th Street, Los Angeles, California 90013	(213) 244-1200
(Address of principal executive offices) (Zip Code)	(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2025, the Board of Directors (the “Board”) of Southern California Gas Company (the “Company”), a subsidiary of Sempra, appointed Rodger Schwecke (64) to serve as the chief operating officer of the Company, effective March 1, 2025. On January 14, 2025, Jimmie I. Cho, currently the chief operating officer of the Company, provided notice that he will retire on March 1, 2025, after more than 33 years of service with the Company.

Mr. Schwecke has served as senior vice president and chief infrastructure officer since November 2020 and previously served as senior vice president of gas operations and construction from April 2019 to November 2020 and in numerous other roles for over 41 years of service with the Sempra family of companies.

In connection with his appointment as chief operating officer of the Company, Mr. Schwecke’s annual base salary will be increased to $470,000 and the target value of his performance-based cash bonus award will be increased to 60% of his annual base salary, in each case effective March 1, 2025. The Compensation Committee of the Board will also recommend to the Compensation and Talent Development Committee of the Sempra Board of Directors that (i) the target value of Mr. Schwecke’s annual long-term equity-based incentive awards scheduled to be granted on the first trading day of January beginning in 2026 be increased to 160% of his annual base salary, and (ii) a special long-term equity-based incentive award be granted to Mr. Schwecke on or about April 1, 2025. The special long-term equity-based incentive award would have a total grant date value of $220,640 divided equally among (i) service-based restricted stock units, (ii) performance-based restricted stock units with a performance measure based on total shareholder return and (iii) performance-based restricted stock units with a performance measure based on earnings per share growth, and would otherwise mirror the performance and service periods and other terms and conditions of the annual long-term equity-based incentive award granted to Mr. Schwecke on January 2, 2025, which is generally consistent with the description of annual awards included in “Compensation Discussion and Analysis – Compensation Components – Long-Term Equity-Based Incentives” in the Company’s Information Statement filed with the Securities and Exchange Commission on April 25, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA GAS COMPANY,
(Registrant)

Date: January 16, 2025	By: /s/ Sara P. Mijares
Sara P. Mijares Vice President, Controller and Chief Accounting Officer